EXHIBIT 23.2



                               CONSENT OF EXPERTS

    We hereby consent to the reference to our firm under the caption "Experts" in the Prospectus which is part of the Registration Statement.

                                                /s/ Burton A. Amernick

                                       POLLOCK, VANDE SANDE & PRIDDY, R.L.L.P.


Washington, D.C.
August 20, 1996